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UNITED STATES BANKRUPTCY COURT

                                    DISTRICT OF   New Jersey

In Re. Bed Bath & Beyond Inc.	§	Case No. 23-13359
§
	§	Lead Case No. 23-13359
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 06/30/2023	Petition Date: 04/23/2023
Months Pending: 2	Industry Classification:	4	4	2	2

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		8,970

Debtor’s Full-Time Employees (as of date of order for relief):		11,666

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☐	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☐	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Michael Sirota
Signature of Responsible Party

08/04/2023
Date

Michael Sirota, Cole Schotz
Printed Name of Responsible Party

Court Plaza North 25 Main Street Hackensack, NJ 07601
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative

a. Cash balance beginning of month	$12,516,178

b. Total receipts (net of transfers between accounts)	$144,160,986	$403,262,227

c. Total disbursements (net of transfers between accounts)	$155,439,453	$264,150,776

d. Cash balance end of month (a+b-c)	$1,237,710

e. Disbursements made by third party for the benefit of the estate	$25,522,237	$77,417,071

f. Total disbursements for quarterly fee calculation (c+e)	$180,961,690	$341,567,848

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month

a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d Total current assets	$0

e. Total assets	$0

f. Postpetition payables (excluding taxes)	$0

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$0

k. Prepetition secured debt	$0

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$0

n. Total liabilities (debt) (j+k+l+m)	$0

o. Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred	Current Month	Cumulative

a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative

a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$0

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$0

h. Interest	$0

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

i

ii

iii

iv

v

vi

vii

viii

ix

x

xi

xii

xiii

xiv

xv

xvi

xvii

xviii

xix

xx

xxi

xxii

xxiii

xxiv

xxv

xxvi

xxvii

xxviii

xxix

xxx

xxxi

xxxii

xxxiii

xxxiv

xxxv

xxxvi

UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

xxxvii

xxxviii

xxxix

xl

xli

xlii

xliii

xliv

xlv

xlvi

xlvii

xlviii

xlix

l

li

lii

liii

liv

lv

lvi

lvii

lviii

lix

lx

lxi

lxii

lxiii

lxiv

lxv

lxvi

lxvii

lxviii

lxix

lxx

lxxi

lxxii

lxxiii

lxxiv

lxxv

lxxvi

lxxvii

lxxviii

UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

lxxix

lxxx

lxxxi

lxxxii

lxxxiii

lxxxiv

lxxxv

lxxxvi

lxxxvii

lxxxviii

lxxxix

xc

xci

xcii

xciii

xciv

xcv

xcvi

xcvii

xcviii

xcix

c

ci

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$9,317,931	$9,317,931	$9,317,931	$9,317,931

Itemized Breakdown by Firm

		Firm Name	Role

	i	Hilco Merchant Resources LLC	Other	$9,317,931	$9,317,931	$9,317,931	$9,317,931

ii

iii

iv

v

vi

vii

viii

ix

x

xi

xii

xiii

xiv

UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

xv

xvi

xvii

xviii

xix

xx

xxi

xxii

xxiii

xxiv

xxv

xxvi

xxvii

xxviii

xxix

xxx

xxxi

xxxii

xxxiii

xxxiv

xxxv

xxxvi

xxxvii

xxxviii

xxxix

xl

xli

xlii

xliii

xliv

xlv

xlvi

xlvii

xlviii

xlix

l

li

lii

liii

liv

lv

lvi

UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

lvii

lviii

lix

lx

lxi

lxii

lxiii

lxiv

lxv

lxvi

lxvii

lxviii

lxix

lxx

lxxi

lxxii

lxxiii

lxxiv

lxxv

lxxvi

lxxvii

lxxviii

lxxix

lxxx

lxxxi

lxxxii

lxxxiii

lxxxiv

lxxxv

lxxxvi

lxxxvii

lxxxviii

lxxxix

xc

xci

xcii

xciii

xciv

xcv

xcvi

xcvii

xcviii

xcix

c

c. All professional fees and expenses (debtor & committees)				$9,317,931	$9,317,931	$9,317,931	$9,317,931

UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 6: Postpetition Taxes	Current Month	Cumulative

a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$21,981,246	$21,981,246

Part 7: Questionnaire - During this reporting period:

	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐

	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒

	c. Were any payments made to or on behalf of insiders?	Yes ☒	No ☐

	d. Are you current on postpetition tax return filings?	Yes ☒	No ☐

	e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐

	f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐

	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒	No ☐

	h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐ N/A ☐

i. Do you have:	Worker’s compensation insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	Casualty/property insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	General liability insurance?	Yes ☒	No ☐

	If yes, are your premiums current?	Yes ☒	No ☐ N/A ☐	(if no, see Instructions)

	j. Has a plan of reorganization been filed with the court?	Yes ☐	No ☒

	k. Has a disclosure statement been filed with the court?	Yes ☐	No ☒

	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒

m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Holly Etlin	Holly Etlin
Signature of Responsible Party	Printed Name of Responsible Party

Chief Restructuring Officer	08/04/2023
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name Bed Bath & Beyond Inc.	Case No. 23-13359

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MOR Supporting Document Page 1 of 11

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

SUPPORTING DOCUMENTATION TO UST FORM 11-MOR

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Selected Assets and Liabilities (Unaudited)	MOR-2	x
Schedule of Post-Petition Accounts Payable	MOR-3	x

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtor Name	Case No.
Bed Bath & Beyond Inc.	23-13359 (VFP)
Alamo Bed Bath & Beyond Inc.	23-13360 (VFP)

BBB Canada LP Inc.	23-13361 (VFP)

BBB Value Services Inc.	23-13362 (VFP)

BBBY Management Corporation	23-13363 (VFP)

BBBYCF LLC	23-13364 (VFP)

BBBYTF LLC	23-13365 (VFP)

bed ‘n bath Stores Inc.	23-13396 (VFP)

Bed Bath & Beyond of Annapolis, Inc.	23-13366 (VFP)

Bed Bath & Beyond of Arundel Inc.	23-13367 (VFP)

Bed Bath & Beyond of Baton Rouge Inc.	23-13368 (VFP)

Bed Bath & Beyond of Birmingham Inc.	23-13369 (VFP)

Bed Bath & Beyond of Bridgewater Inc.	23-13370 (VFP)

Bed Bath & Beyond of California Limited Liability Company	23-13371 (VFP)

Bed Bath & Beyond of Davenport Inc.	23-13372 (VFP)

Bed Bath & Beyond of East Hanover Inc.	23-13373 (VFP)

Bed Bath & Beyond of Edgewater Inc.	23-13374 (VFP)

Bed Bath & Beyond of Falls Church, Inc.	23-13375 (VFP)

Bed Bath & Beyond of Fashion Center, Inc.	23-13376 (VFP)

Bed Bath & Beyond of Frederick, Inc.	23-13377 (VFP)

Bed Bath & Beyond of Gaithersburg Inc.	23-13378 (VFP)

Bed Bath & Beyond of Gallery Place L.L.C.	23-13379 (VFP)

Bed Bath & Beyond of Knoxville Inc.	23-13380 (VFP)

Bed Bath & Beyond of Lexington Inc.	23-13381 (VFP)

Bed Bath & Beyond of Lincoln Park Inc.	23-13382 (VFP)

Bed Bath & Beyond of Louisville Inc.	23-13383 (VFP)

Bed Bath & Beyond of Mandeville Inc.	23-13384 (VFP)

Bed, Bath & Beyond of Manhattan, Inc.	23-13397 (VFP)

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Bed Bath & Beyond of Opry Inc.	23-13385 (VFP)

Bed Bath & Beyond of Overland Park Inc.	23-13386 (VFP)

Bed Bath & Beyond of Palm Desert Inc.	23-13387 (VFP)

Bed Bath & Beyond of Paradise Valley Inc.	23-13388 (VFP)

Bed Bath & Beyond of Pittsford Inc.	23-13389 (VFP)

Bed Bath & Beyond of Portland Inc.	23-13390 (VFP)

Bed Bath & Beyond of Rockford Inc.	23-13391 (VFP)

Bed Bath & Beyond of Towson Inc.	23-13392 (VFP)

Bed Bath & Beyond of Virginia Beach Inc.	23-13393 (VFP)

Bed Bath & Beyond of Waldorf Inc.	23-13394 (VFP)

Bed Bath & Beyond of Woodbridge Inc.	23-13395 (VFP)

Buy Buy Baby of Rockville, Inc.	23-13398 (VFP)

Buy Buy Baby of Totowa, Inc.	23-13399 (VFP)

Buy Buy Baby, Inc.	23-13400 (VFP)

BWAO LLC	23-13401 (VFP)

Chef C Holdings LLC	23-13402 (VFP)

Decorist, LLC	23-13403 (VFP)

Deerbrook Bed Bath & Beyond Inc.	23-13404 (VFP)

Harmon of Brentwood, Inc.	23-13405 (VFP)

Harmon of Caldwell, Inc.	23-13406 (VFP)

Harmon of Carlstadt, Inc.	23-13407 (VFP)

Harmon of Franklin, Inc.	23-13408 (VFP)

Harmon of Greenbrook II, Inc.	23-13409 (VFP)

Harmon of Hackensack, Inc.	23-13410 (VFP)

Harmon of Hanover, Inc.	23-13411 (VFP)

Harmon of Hartsdale, Inc.	23-13412 (VFP)

Harmon of Manalapan, Inc.	23-13413 (VFP)

Harmon of Massapequa, Inc.	23-13414 (VFP)

Harmon of Melville, Inc.	23-13415 (VFP)

Harmon of New Rochelle, Inc.	23-13416 (VFP)

Harmon of Newton, Inc.	23-13417 (VFP)

Harmon of Old Bridge, Inc.	23-13418 (VFP)

Harmon of Plainview, Inc.	23-13419 (VFP)

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MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Harmon of Raritan, Inc.	23-13420 (VFP)
Harmon of Rockaway, Inc.	23-13421 (VFP)
Harmon of Shrewsbury, Inc.	23-13422 (VFP)
Harmon of Totowa, Inc.	23-13423 (VFP)
Harmon of Wayne, Inc.	23-13424 (VFP)
Harmon of Westfield, Inc.	23-13425 (VFP)
Harmon of Yonkers, Inc.	23-13426 (VFP)
Harmon Stores, Inc.	23-13427 (VFP)
Liberty Procurement Co. Inc.	23-13428 (VFP)
Of a Kind, Inc.	23-13429 (VFP)
One Kings Lane LLC	23-13430 (VFP)
San Antonio Bed Bath & Beyond Inc.	23-13431 (VFP)
Springfield Buy Buy Baby, Inc.	23-13432 (VFP)

Introduction: On April 23, 2023 (the “Petition Date”), Bed Bath and Beyond Inc. and its affiliated debtors and debtors in possession (collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), thereby commencing cases jointly administered as In re Bed Bath & Beyond Inc., et al., No. 23-13359 (VFP). The Debtors are authorized to continue to manage and operate their businesses as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code.

Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://restructuring.ra.kroll.com/bbby/.

Accounting Principles: This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these chapter 11 cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. The Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Thus, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

General Methodology: The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. This MOR may exclude information regarding non-Debtor affiliates. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

This is the second MOR to be filed since the Petition Date and includes cash activity in MOR-1 for the fiscal month ending June 30, 2023.

Insiders. For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not

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MOR Supporting Document Page 5 of 11
MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

Cash Balances. With respect to cash balances, the amounts reported in the Selected Assets and Liabilities (Unaudited) exhibit are reported on the Debtor entities associated with each bank account. As more fully described in the Debtors’ Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Use of Existing Business Forms and Records; (B) Maintain Existing Corporate Bank Accounts and Cash Management System, (C) Pay Prepetition Bank Fees Associated with the Cash Management System, and (D) Continue Performance of Intercompany Transactions; (II) Granting

Administrative Expense Status to Postpetition Intercompany Balances; and (III) Waiving Certain U.S. Trustee Requirements for a Period Not to Exceed Thirty Days [Docket No. 18], the Debtors utilize certain Debtor legal entities to administer payment and receipt activities. Accordingly, the Debtors do not represent that these cash balances are attributable to the respective Debtors that administer the activities, and reserve all rights with respect to ownership of the assets.

Reservation of Rights: The Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary. In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

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MOR Supporting Document Page 6 of 11
MOR NOTES

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Notes to Supporting Documentation

Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements:

Based on official instructions published by the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Debtors have only listed in this schedule those Debtors with cash balances or cash activity during the applicable reporting period.

Case 23-13359-VFP Doc 1749-1 Filed 08/04/23 Entered 08/04/23 15:23:07 Desc
MOR Supporting Document Page 7 of 11	MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Schedule of Cash Receipts and Disbursements - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.	Liberty Procurement Co. Inc.	Bed Bath & Beyond of California Limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, Inc.	Harmon Stores, Inc.	BBBYTF LLC
Beginning Balance	$12,516	$43	$5,750	$208	$2,425	$1,980	$167	$6,688

Receipts
Store Receipts	$144,154	$0	$42,364	$0	$0	$48,511	$0	$0
Other	$7	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from BBB Canada LP Inc.	$0	$0	$0	$0	$0	$0	$0	$4,192
Intercompany Receipts from Debtor	$18,635	$0	$0	$0	$0	$250	$0	$71,807

Total Receipts	$162,796	$0	$42,364	$0	$0	$48,761	$0	$75,999

Disbursements
Vendor, Other Accts Payable	$14,817	$0	$0	$0	$0	$313	$0	$11,906
Sales Tax, Customs	$21,981	$0	$0	$0	$0	$509	$0	$1,925
Payroll & Benefits	$222	$0	$0	$0	$0	$0	$0	$30,522
Funded Debt	$77,105	$0	$0	$0	$0	$0	$0	$0
Professional Fees	$9,318	$0	$0	$0	$0	$0	$0	$27,778
Rent	$19,673	$0	$0	$0	$0	$3,885	$102	$0
Letter of Credit Payments	$7,697	$0	$0	$0	$0	$8,678	$0	$0
Lender Reserve Account Funding	$12,895	$0	$0	$0	$0	$0	$0	$0
Intercompany Disbursements to Debtors	$250	$0	$44,838	$0	$0	$35,830	$0	$9,774

Total Disbursements	$163,959	$0	$44,838	$0	$0	$49,215	$102	$81,906

Ending Balance (A) - see reconciliation to MOR 1-D	$11,354	$43	$3,276	$208	$2,425	$1,526	$65	$780

Disbursements for MOR
Total Disbursements	$163,959	$0	$44,838	$0	$0	$49,215	$102	$81,906
Debtor to Debtor Interco	($250)	$0	($44,838)	$0	$0	($35,830)	$0	($9,774)
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	($7,500)	$0	$4,866	$0	$0	$4,559	$0	($1,925)
Payroll Obligations (Paid)/Satisfied by Another Debtor	$25,522	$0	$0	$0	$0	$5,000	$0	($30,522)
Lease Obligations (Paid)/Satisfied by Another Debtor	($770)	$0	$0	$0	$0	($47)	$0	$0

Net Disb. For MOR Part 1-F	$180,962	$0	$4,866	$0	$0	$22,896	$102	$39,684

Reconciliation to MOR Report Ending Cash
Beginning Cash per MOR Report 1-A	$12,516	$43	$5,750	$208	$2,425	$1,980	$167	$6,688
Receipts per MOR Report 1-B	$144,161	$0	$42,364	$0	$0	$48,511	$0	$4,192
Disbursements per MOR Report 1-C	($155,439)	$0	$0	$0	$0	($13,338)	($102)	($39,684)

Ending Cash per MOR Report 1-D	$1,238	$43	$48,114	$208	$2,425	$37,153	$65	($28,804)

Ending Balance - see above (A)	$11,354	$43	$3,276	$208	$2,425	$1,526	$65	$780
Intercompany Receipts from Debtor	($18,635)	$0	$0	$0	$0	($250)	$0	($71,807)
Intercompany Disbursements to Debtors	$250	$0	$44,838	$0	$0	$35,830	$0	$9,774
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$7,500	$0	$0	$0	$0	$0	$0	$1,925
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$30,522
Lease Obligations (Paid)/Satisfied by Another Debtor	$770	$0	$0	$0	$0	$47	$0	$0

Reconciled Cash to MOR Report 1-D	$1,238	$43	$48,114	$208	$2,425	$37,153	$65	($28,804)

Case 23-13359-VFP Doc 1749-1 Filed 08/04/23 Entered 08/04/23 15:23:07 Desc
MOR Supporting Document Page 8 of 11	MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Schedule of Cash Receipts and Disbursements - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond of Baton Rouge Inc.	Bed Bath & Beyond of Birmingham Inc.	Bed Bath & Beyond of Falls Church, Inc.	Bed Bath & Beyond of Frederick, Inc.	Bed Bath & Beyond of Lincoln Park Inc.	Bed Bath & Beyond of Louisville Inc.	Bed Bath & Beyond of Overland Park Inc.	Bed Bath & Beyond of Portland Inc.
Beginning Balance	$0	$0	$0	$0	$0	$0	$0	$0

Receipts
Store Receipts	$0	$0	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from BBB Canada LP Inc.	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Debtor	$0	$0	$0	$0	$0	$0	$0	$0

Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements
Vendor, Other Accts Payable	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax, Customs	$0	$0	$0	$0	$0	$0	$0	$0
Payroll & Benefits	$0	$0	$0	$0	$0	$0	$0	$0
Funded Debt	$0	$0	$0	$0	$0	$0	$0	$0
Professional Fees	$0	$0	$0	$0	$0	$0	$0	$0
Rent	$0	$0	$0	$0	$0	$0	$0	$0
Letter of Credit Payments	$0	$0	$0	$0	$0	$0	$0	$0
Lender Reserve Account Funding	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Disbursements to Debtors	$0	$0	$0	$0	$0	$0	$0	$0

Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0

Ending Balance (A) - see reconciliation to MOR 1-D	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements for MOR
Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0
Debtor to Debtor Interco	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Lease Obligations (Paid)/Satisfied by Another Debtor	$34	$67	$75	$43	$119	$44	$60	$50

Net Disb. For MOR Part 1-F	$34	$67	$75	$43	$119	$44	$60	$50

Case 23-13359-VFP Doc 1749-1 Filed 08/04/23 Entered 08/04/23 15:23:07 Desc
MOR Supporting Document Page 9 of 11	MOR-1

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Schedule of Cash Receipts and Disbursements - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond of Rockford Inc.	Bed Bath & Beyond of Towson Inc.	Bed Bath & Beyond of Virginia Beach Inc.	Bed Bath & Beyond of Waldorf Inc.	Buy Buy Baby of Rockville, Inc.	Deerbrook Bed Bath & Beyond Inc.	San Antonio bed Bath & Beyond Inc.	Springfield Buy Buy Baby, Inc.
Beginning Balance	$0	$0	$0	$0	$0	$0	$0	$0

Receipts
Store Receipts	$0	$0	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from BBB Canada LP Inc.	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Receipts from Debtor	$0	$0	$0	$0	$0	$0	$0	$0

Total Receipts	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements
Vendor, Other Accts Payable	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax, Customs	$0	$0	$0	$0	$0	$0	$0	$0
Payroll & Benefits	$0	$0	$0	$0	$0	$0	$0	$0
Funded Debt	$0	$0	$0	$0	$0	$0	$0	$0
Professional Fees	$0	$0	$0	$0	$0	$0	$0	$0
Rent	$0	$0	$0	$0	$0	$0	$0	$0
Letter of Credit Payments	$0	$0	$0	$0	$0	$0	$0	$0
Lender Reserve Account Funding	$0	$0	$0	$0	$0	$0	$0	$0
Intercompany Disbursements to Debtors	$0	$0	$0	$0	$0	$0	$0	$0

Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0

Ending Balance (A) - see reconciliation to MOR 1-D	$0	$0	$0	$0	$0	$0	$0	$0

Disbursements for MOR
Total Disbursements	$0	$0	$0	$0	$0	$0	$0	$0
Debtor to Debtor Interco	$0	$0	$0	$0	$0	$0	$0	$0
Sales Tax Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Payroll Obligations (Paid)/Satisfied by Another Debtor	$0	$0	$0	$0	$0	$0	$0	$0
Lease Obligations (Paid)/Satisfied by Another Debtor	$25	$58	$56	$29	$35	$30	$45	$47

Net Disb. For MOR Part 1-F	$25	$58	$56	$29	$35	$30	$45	$47

Case 23-13359-VFP Doc 1749-1 Filed 08/04/23 Entered 08/04/23 15:23:07 Desc
MOR Supporting Document Page 10 of 11	MOR-2

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Selected Assets and Liabilities (Unaudited) - $(000’s)

DEBTOR ENTITY NAME	Bed Bath & Beyond Inc.	liberty Procurement Co. Inc.	Bed Bath & Beyond of California limited Liability Company	BBB Value Services Inc.	BBBY Management Corporation	Buy Buy Baby, Inc.	Harmon Stores, Inc.	BBBYTF LLC	Total
Assets - Selected Items
Cash	$11,354	$43	$3,276	$208	$2,425	$1,526	$65	$1,483	$20,379
Inventory	$195,693	$0	$0	$0	$0	$62,359	$0	$0	$258,052

Liabilities - Selected Items
Funded Debt (Principal Balances)
Debtor-in-Possession Loan Facility	$38,532	$0	$0	$0	$0	$0	$0	$0	$38,532
Roll-up Debtor-in-Possession Loan Facility	$195,288	$0	$0	$0	$0	$0	$0	$0	$195,288
ABL Facility - Prepetition	$0	$0	$0	$0	$0	$0	$0	$0	$0
LC Balance - Prepetition	$0	$0	$0	$0	$0	$0	$0	$0	$0
FILO Term Loan Facility - Prepetition	$283,978	$0	$0	$0	$0	$0	$0	$0	$283,978
Capital Lease Obligation	$61,500	$0	$0	$0	$0	$0	$0	$0	$61,500

Total Secured Debt	$579,299	$0	$0	$0	$0	$0	$0	$0	$579,299

3.749% Senior Notes Due 2024 - Prepetition	$215,400	$0	$0	$0	$0	$0	$0	$0	$215,400
4.915% Senior Notes Due 2034 - Prepetition	$209,700	$0	$0	$0	$0	$0	$0	$0	$209,700
5.165% Senior Notes Due 2044 - Prepetition	$604,800	$0	$0	$0	$0	$0	$0	$0	$604,800

Total Unsecured Debt	$1,029,900	$0	$0	$0	$0	$0	$0	$0	$1,029,900

Total Funded Debt	$1,609,199	$0	$0	$0	$0	$0	$0	$0	$1,609,199

Pre-petition Merchandise Payables	$0	$116,021	$0	$0	$0	$0	$0	$0	$116,021
Pre-petition Non-Merchandise Payables	$273,781	$0	$0	$0	$0	$17,347	$5,182	$0	$296,309
Post-petition Merchandise Payables	$0	$2,175	$0	$0	$0	$0	$0	$0	$2,175
Post-petition Non-Merchandise Payables	$15,622	$0	$0	$0	$0	$607	$18	$0	$16,246

Case 23-13359-VFP Doc 1749-1 Filed 08/04/23 Entered 08/04/23 15:23:07 Desc
MOR Supporting Document Page 11 of 11	MOR-3

In re: BED BATH & BEYOND INC., et al.	Case No. (Jointly Administered): 23-13359 (VFP) Reporting Period: June 2023

Selected Post-Petition Accounts Payable (Unaudited)

		Aging (Days) - based on Due Date				Pre-Petition
Vendor Name	Total	Not Yet Due	Less than 30 Days	30 to 45 Days	45 to 60 Days	More than 60 Days
ORACLE AMERICA, INC	1,818,812	159,400	1,659,412	—	—	—
WORKDAY INC	1,435,891	1,435,891	—	—	—	—
GOOGLE LLC	1,202,571	(39)	1,202,610	—	—	—
INTELLIGRATED SYSTEMS LLC	1,151,695	866,688	507,998	(222,992)	—	—
RYDER INTEGRATED LOGISTICS	921,070	921,070	—	—	—	—
GRANITE TELECOMMUNICATIONS LLC	545,296	—	545,296	—	—	—
NEW RELIC	466,980	2,596	—	464,384	—	—
SCHNEIDER NATIONAL INC	444,642	219,482	225,160	—	—	—
ST. GEORGE DISTRIBUTION, CORP	405,273	381,607	—	—	23,666	—
SWIFTWIN SOLUTIONS INC	363,583	—	180,289	—	183,294	—
MIRAKL INCORPORATED	339,051	300,000	39,051	—	—	—
ACXIOM LLC	306,121	153,807	152,314	—	—	—
AKAMAI TECHNOLOGIES INC	289,339	289,339	—	—	—	—
SAS INSTITUTE INC	268,364	—	—	268,364	—	—
TCP, INC	259,727	259,727	—	—	—	—
COMMERCE HUB	253,827	—	253,827	—	—	—
VERIZON BUSINESS NETWORK	250,519	250,519	—	—	—	—
APPRISS RETAIL	235,038	235,038	—	—	—	—
ACCENTURE INTERNATIONAL	234,483	—	234,483	—	—	—
BRIDGETREE LLC	234,016	—	234,016	—	—	—
SCHNEIDER LOGISTICS INC	219,482	—	219,482	—	—	—
DATAPIPE INC	218,344	218,344	—	—	—	—
NCR CORPORATION	205,834	102,917	102,917	—	—	—
MICROSOFT CORPORATION_IT100875	186,860	935	185,926	—	—	—
IRON MOUNTAIN RECORDS MGNT	172,959	—	90,628	—	82,331	—
J B HUNT TRANSPORT INC	163,677	26,784	49,229	87,664	—	—
FIRST DATA CORP INTEGRATED PAY	155,088	38,054	117,034	—	—	—
CYBERSOURCE CORP	150,750	150,750	—	—	—	—
GARTNER INC	126,961	—	—	—	126,961	—
M&L ENTERPRISE GROUP INC	114,308	114,308	—	—	—	—
REPUBLIC SERVICES INC	113,605	113,605	—	—	—	—
VERIFONE	110,163	109,381	782	—	—	—
RACKSPACE HOSTING INC	108,865	108,865	—	—	—	—
IBM CORPORATION-TR4	107,241	44,613	—	—	62,628	—
ALLIED UNIVERSAL SECURITY	100,388	96,214	4,174	—	—	—
BAZAARVOICE INC	96,313	19,375	67,460	—	9,478	—
BROADRIDGE	94,206	—	94,206	—	—	—
UIPATH, INC	88,275	88,275	—	—	—	—
KNOWBE4, INC.	83,381	83,381	—	—	—	—
PUPPET INC.	82,519	—	—	82,519	—	—
MANHATTAN ASSOCIATES INC.	77,407	—	—	77,407	—	—
CONTENTSTACK LLC	76,071	315	—	—	75,756	—
WOMPMOBILE INC	74,100	58,500	15,600	—	—	—
DONNELLEY FINANCIAL SOLUTIONS	68,803	68,803	—	—	—	—
AFA PROTECTIVE SYSTEMS, INC.	67,422	67,422	—	—	—	—
NORTH AMERICAN CORPORATION	66,668	33,331	33,337	—	—	—
AFS GLOBAL FREIGHT MGMT LLC CO	65,390	32,500	32,890	—	—	—
FIVE9 INC	59,053	16,583	15,684	26,786	—	—
CISION US, INC.	58,401	58,401	—	—	—	—
NARVAR INC	57,140	—	57,140	—	—	—

Sub-Total (Top 50 Vendors per AP Report)	$14,795,974	$7,126,783	$6,320,945	$784,132	$564,115	$ —

Total (Per AP Report)	$16,245,821	$7,614,073	$7,025,777	$897,063	$708,908	$ —